                                                                    Exhibit 4.30


         ASSUMPTION AGREEMENT, dated as of October 4, 2000, made by ANC INFORMATION TECHNOLOGY, INC., a Delaware corporation (the "ADDITIONAL GRANTOR"), in favor of LEHMAN COMMERCIAL PAPER INC., as administrative agent and collateral agent (in such capacities, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, ANC RENTAL CORPORATION (the "BORROWER"), the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules specified on such Annex 1-A to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement as it relates to such Additional Grantor is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                         ANC INFORMATION TECHNOLOGY, INC.





                                    By: /s/ HOWARD D. SCHWARTZ
                                       ---------------------------------------
                                       Name: Howard D. Schwartz
                                       Title: Sr. Vice President and Secretary

                                                                       Annex 1-A
                                                         to Assumption Agreement

SCHEDULES 1 THROUGH 5, INCLUSIVE, AND SCHEDULE 7 TO THE GUARANTEE AND COLLATERAL AGREEMENT ARE HEREBY SUPPLEMENTED AS FOLLOWS:

SCHEDULE 1 - Notice Address of Additional Guarantor:

ANC Information Technology, Inc.
200 South Andrews Avenue
Fort Lauderdale, FL 33301.


SCHEDULE 2 - Description of Pledged Securities:

            ISSUER                           OWNERSHIP                  STOCK CERTIFICATE NO.        NO. OF SHARES
            ------                           ---------                  ---------------------        -------------
       ANC Information                   Spirit Rent-A-Car                       2                       100
       Technology, Inc.


SCHEDULE 3 - Filings and other Actions Required to Perfect Security Interest:

Filing of UCC-1 Financial Statements with Secretary of State of the State of Delaware and Secretary of State of the State of Florida.

SCHEDULE 4 - Jurisdiction of Organization and Location of Chief Executive
             Office:

Grantor:                                    ANC Information Technology, Inc.

Jurisdiction of Organization:               Delaware

Location of Chief Executive Office:         200 South Andrews Avenue
                                            Fort Lauderdale, FL  33301

SCHEDULE 5 - Locations of Inventory and Equipment:

Florida

SCHEDULE 7 - Contracts:

         ASSUMPTION AGREEMENT, dated as of October 4, 2000, made by ANC INFORMATION TECHNOLOGY, INC., a Delaware corporation (the "ADDITIONAL GRANTOR"), in favor of CONGRESS FINANCIAL CORPORATION (FLORIDA), as administrative agent and collateral agent (in such capacities, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, ANC RENTAL CORPORATION (the "BORROWER"), the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules specified on such Annex 1-A to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement as it relates to such Additional Grantor is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                    ANC INFORMATION TECHNOLOGY, INC.






                                    By: /s/ HOWARD D. SCHWARTZ
                                       ---------------------------------------
                                       Name: Howard D. Schwartz
                                       Title: Sr. Vice President and Secretary

                                                                       Annex 1-A

                                                         to Assumption Agreement

SCHEDULES 1 THROUGH 5, INCLUSIVE, AND SCHEDULE 7 TO THE GUARANTEE AND COLLATERAL AGREEMENT ARE HEREBY SUPPLEMENTED AS FOLLOWS:

SCHEDULE 1 - Notice Address of Additional Guarantor:

ANC Information  Technology, Inc.
200 South Andrews Avenue
Fort Lauderdale, FL  33301.

SCHEDULE 2 - Description of Pledged Securities:

      Issuer                           Ownership                  Stock Certificate No.        No. of Shares
      ------                           ---------                  ---------------------        -------------
ANC Information                    Spirit Rent-A-Car                        2                       100
Technology, Inc.

SCHEDULE 3 - Filings and other Actions Required to Perfect Security Interest:

Filing of UCC-1 Financial Statements with Secretary of State of the State of Delaware and Secretary of State of the State of Florida.

SCHEDULE 4 - Jurisdiction of Organization and Location of Chief Executive
             Office:

Grantor:                                    ANC Information Technology, Inc.

Jurisdiction of Organization:               Delaware

Location of Chief Executive Office:         200 South Andrews Avenue
                                            Fort Lauderdale, FL  33301

SCHEDULE 5 - Locations of Inventory and Equipment:

Florida

SCHEDULE 7 - Contracts:

         ASSUMPTION AGREEMENT, dated as of October 4, 2000, made by ANC INFORMATION TECHNOLOGY, L.P., a Delaware limited partnership (the "ADDITIONAL GRANTOR"), in favor of CONGRESS FINANCIAL CORPORATION (FLORIDA), as administrative agent and collateral agent (in such capacities, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, ANC RENTAL CORPORATION (the "BORROWER"), the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules specified on such Annex 1-A to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement as it relates to such Additional Grantor is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                    ANC INFORMATION TECHNOLOGY, L.P.

                                    By:  ANC Information Technology, Inc.,
                                         its General Partner




                                    By: /s/ HOWARD D. SCHWARTZ
                                       ---------------------------------------
                                       Name: Howard D. Schwartz
                                       Title: Sr. Vice President and Secretary

                                                                       Annex 1-A

                                                         to Assumption Agreement

SCHEDULES 1 THROUGH 5, INCLUSIVE, AND SCHEDULE 7 TO THE GUARANTEE AND COLLATERAL AGREEMENT ARE HEREBY SUPPLEMENTED AS FOLLOWS:

SCHEDULE 1 - Notice Address of Additional Guarantor:

ANC Information Technology, L.P.
200 South Andrews Avenue
Fort Lauderdale, FL  33301.


SCHEDULE 2 - Description of Pledged Securities:


     Issuer                           Ownership                  Stock Certificate No.     No. of Shares
     ------                           ---------                  ---------------------     -------------
ANC Information            ANC Information                                2                One (1%)
Technology, L.P.           Technology, Inc.                                                percent

                           ANC Information Technology                     1                Ninety Nine
                           Holding, Inc.                                                   (99%) percent


SCHEDULE 3 - Filings and other Actions Required to Perfect Security Interest:

Filing of UCC-1 Financial Statements with Secretary of State of the State of Delaware and Secretary of State of the State of Florida.

SCHEDULE 4 - Jurisdiction of Organization and Location of Chief Executive
             Office:

Grantor:                                    ANC Information Technology, L.P.

Jurisdiction of Organization:               Delaware

Location of Chief Executive Office:         200 South Andrews Avenue
                                            Fort Lauderdale, FL  33301

SCHEDULE 5 - Locations of Inventory and Equipment:

Florida

SCHEDULE 7 - Contracts:

Information Technology contract with Perot Systems.

         ASSUMPTION AGREEMENT, dated as of October 4, 2000, made by ANC INFORMATION TECHNOLOGY HOLDING, INC., a Delaware corporation (the "ADDITIONAL GRANTOR"), in favor of LEHMAN COMMERCIAL PAPER INC., as administrative agent and collateral agent (in such capacities, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, ANC RENTAL CORPORATION (the "BORROWER"), the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules specified on such Annex 1-A to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement as it relates to such Additional Grantor is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.



                                    ANC INFORMATION TECHNOLOGY HOLDING, INC.






                                    By: /s/ HOWARD D. SCHWARTZ
                                       ---------------------------------------
                                       Name: Howard D. Schwartz
                                       Title: Sr. Vice President and Secretary

                                                                       Annex 1-A

                                                         to Assumption Agreement

SCHEDULES 1 THROUGH 5, INCLUSIVE, AND SCHEDULE 7 TO THE GUARANTEE AND COLLATERAL AGREEMENT ARE HEREBY SUPPLEMENTED AS FOLLOWS:

SCHEDULE 1 - Notice Address of Additional Guarantor:

ANC Information Technology Holding, Inc.
200 South Andrews Avenue
Fort Lauderdale, FL  33301.


SCHEDULE 2 - Description of Pledged Securities:


     Issuer                          Ownership              Stock Certificate No.         No. of Shares
     ------                          ---------              ---------------------         -------------
ANC Information                   Spirit Rent-A-Car                   1                        100
Technology Holding, Inc.


SCHEDULE 3 - Filings and other Actions Required to Perfect Security Interest:

Filing of UCC-1 Financial Statements with Secretary of State of the State of Delaware and Secretary of State of the State of Florida.

SCHEDULE 4 - Jurisdiction of Organization and Location of Chief Executive
             Office:

Grantor:                                    ANC Information Technology Holding,
                                              Inc.

Jurisdiction of Organization:               Delaware

Location of Chief Executive Office:         200 South Andrews Avenue
                                            Fort Lauderdale, FL  33301


SCHEDULE 5 - Locations of Inventory and Equipment:

Florida

SCHEDULE 7 - Contracts:

         ASSUMPTION AGREEMENT, dated as of October 4, 2000, made by ANC INFORMATION TECHNOLOGY, L.P., a Delaware limited partnership (the "ADDITIONAL GRANTOR"), in favor of LEHMAN COMMERCIAL PAPER INC., as administrative agent and collateral agent (in such capacities, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, ANC RENTAL CORPORATION (the "BORROWER"), the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules specified on such Annex 1-A to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement as it relates to such Additional Grantor is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.


                                   ANC INFORMATION TECHNOLOGY, L.P.

                                   By:  ANC Information Technology, Inc.,
                                        its General Partner




                                    By: /s/ HOWARD D. SCHWARTZ
                                       ---------------------------------------
                                       Name: Howard D. Schwartz
                                       Title: Sr. Vice President and Secretary

                                                                       Annex 1-A
                                                         to Assumption Agreement

SCHEDULES 1 THROUGH 5, INCLUSIVE, AND SCHEDULE 7 TO THE GUARANTEE AND COLLATERAL AGREEMENT ARE HEREBY SUPPLEMENTED AS FOLLOWS:

SCHEDULE 1 - Notice Address of Additional Guarantor:

ANC Information Technology, L.P.
200 South Andrews Avenue
Fort Lauderdale, FL  33301.


SCHEDULE 2 - Description of Pledged Securities:


    Issuer                       Ownership                  Stock Certificate No.       No. of Shares
    ------                       ---------                  ---------------------       -------------
ANC Information            ANC Information                             2                One (1%)
Technology, L.P.           Technology, Inc.                                             percent

                           ANC Information                             1                Ninety Nine
                           Technology Holding, Inc.                                     (99%) percent

SCHEDULE 3 - Filings and other Actions Required to Perfect Security Interest:

Filing of UCC-1 Financial Statements with Secretary of State of the State of Delaware and Secretary of State of the State of Florida.

SCHEDULE 4 - Jurisdiction of Organization and Location of Chief Executive
             Office:

Grantor:                                    ANC Information Technology, L.P.

Jurisdiction of Organization:               Delaware

Location of Chief Executive Office:         200 South Andrews Avenue
                                            Fort Lauderdale, FL  33301

SCHEDULE 5 - Locations of Inventory and Equipment:

Florida

SCHEDULE 7 - Contracts:

Information Technology contract with Perot Systems.

         ASSUMPTION AGREEMENT, dated as of October 4, 2000, made by ANC INFORMATION TECHNOLOGY HOLDING, INC., a Delaware corporation (the "ADDITIONAL GRANTOR"), in favor of CONGRESS FINANCIAL CORPORATION (FLORIDA), as administrative agent and collateral agent (in such capacities, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, ANC RENTAL CORPORATION (the "BORROWER"), the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Administrative Agent for the benefit of the Lenders;

         WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules specified on such Annex 1-A to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement as it relates to such Additional Grantor is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.



                                    ANC INFORMATION TECHNOLOGY HOLDING, INC.





                                    By: /s/ HOWARD D. SCHWARTZ
                                       ---------------------------------------
                                       Name: Howard D. Schwartz
                                       Title: Sr. Vice President and Secretary

                                                                       Annex 1-A
                                                         to Assumption Agreement

SCHEDULES 1 THROUGH 5, INCLUSIVE, AND SCHEDULE 7 TO THE GUARANTEE AND COLLATERAL AGREEMENT ARE HEREBY SUPPLEMENTED AS FOLLOWS:

SCHEDULE 1 - Notice Address of Additional Guarantor:

ANC Information Technology Holding, Inc.
200 South Andrews Avenue
Fort Lauderdale, FL  33301.


SCHEDULE 2 - Description of Pledged Securities:


    Issuer                         Ownership              Stock Certificate No.         No. of Shares
    ------                         ---------              ---------------------         -------------
ANC Information                 Spirit Rent-A-Car                  1                        100
Technology holding, Inc.


SCHEDULE 3 - Filings and other Actions Required to Perfect Security Interest:

Filing of UCC-1 Financial Statements with Secretary of State of the State of Delaware and Secretary of State of the State of Florida.

SCHEDULE 4 - Jurisdiction of Organization and Location of Chief Executive
             Office:

Grantor:                                ANC Information Technology Holding, Inc.

Jurisdiction of Organization:           Delaware

Location of Chief Executive Office:     200 South Andrews Avenue
                                        Fort Lauderdale, FL  33301

SCHEDULE 5 - Locations of Inventory and Equipment:

Florida

SCHEDULE 7 - Contracts:

                                      -3-